                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                        (X)
Filed by a Party other than the Registrant     ( )

Check  the  appropriate  box:

( )     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
        240.14a-12

                             TRAVELSHORTS.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee  (Check the appropriate box):
(X)     No fee required
( )     Fee computed  on  table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )     Fee  paid  previously  with  preliminary  materials.
( )     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                              TRAVELSHORTS.COM, INC
                          3235 West 4th Ave. Suite 101
                       Vancouver, British Columbia V6K 1R8
                                                                 July  25,  2002

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Travelshorts.com, Inc., which will be held on August 8, 2002 at 3:00 p.m., Pacific Daylight Time at Cane O'Neill Taylor, LLC, 2300 West Sahara Avenue, Suite 500, Las Vegas, Nevada 89102.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.



                                          Sincerely,

                                          /s/Robert Sawatsky

                                          Robert Sawatsky
                                          President

                              TRAVELSHORTS.COM, INC
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  July 25, 2002

To  the  Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of Travelshorts.com, Inc. (the "Common Stock") will be held on August 8, 2002 at 3:00 p.m., Pacific Daylight Time at Cane O'Neill Taylor, LLC, 2300 West Sahara Avenue, Suite 500, Las Vegas, Nevada 89102, for the following purposes:

1.     To  elect  directors.

2.     To  approve  a  1-for-3  reverse  stock  split.

3.     To  transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on July 10, 2002 are entitled to notice of, and to vote at, this meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Robert Sawatsky

                                        Robert Sawatsky, Secretary

July  25,  2002
                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                              TRAVELSHORTS.COM, INC
                          3235 West 4th Ave. Suite 101
                       Vancouver, British Columbia V6K 1R8
                                                                  July 25, 2002

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                            TO BE HELD AUGUST 8, 2002

This Proxy Statement, which was first mailed to shareholders on or about July ___, 2002 is furnished in connection with the solicitation of proxies by the Board of Directors of Travelshorts.com, Inc. (the "Company" or "Travelshorts"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at August 8, 2002 at 3:00 p.m., Pacific Daylight Time at Cane O'Neill Taylor, LLC, 2300 West Sahara Avenue, Suite 500, Las Vegas, Nevada 89102 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on July 10, 2002 will be entitled to vote at the meeting on the basis of one vote for each share held. On July 10, 2002, there were 16,098,499 shares of common stock outstanding, held of record by 83 shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                                     MEETING

PLACE,  DATE  AND  TIME

The Annual Meeting will be held on August 8, 2002 at 3:00 p.m., Pacific Daylight Time at Cane O'Neill Taylor, LLC, 2300 West Sahara Avenue, Suite 500, Las Vegas, Nevada 89102.

RECORD  DATE;  SOLICITATION  OF  PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on July 10, 2002 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 16,098,499 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 83 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mail, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Robert Sawatsky, President, at Suite 101, 3235 West 4th Avenue, Vancouver, British Columbia V6K 1R8.

PURPOSE  OF  THE  ANNUAL  MEETING

At  the Annual Meeting, holders of Common Stock of the Company will be asked to:
(a) elect directors; and (b) approve a 1-for-3 reverse split of the outstanding common stock of the Company.

VOTE  REQUIRED

A majority (50.1%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The affirmative vote of a majority of those shares in favor of the proposed 1-for-3 reverse stock split will be necessary in order to approve reverse split/stock consolidation, and the nominee receiving the highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR approval of the proposed amendment to the Company's articles of incorporation and FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware).

Under the rules of the NASD, brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy;
(2) returning a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. There are no dissenters rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS
                              ---------------------

Directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Name               Age          Appointed to Office
----               ---          -------------------
Robert Sawatsky    36           February 1997

ROBERT SAWATSKY is the sole director of the Company and its President. He also holds all other management positions with the Company. He has held these positions since February of 1997. He has been the primary source of business development for the Company. Mr. Sawatsky holds a degree in Economics from the University of Saskatchewan in May 1990 and has been a business owner and venture capitalist for the past six years. In the last nine years Mr. Sawatsky has provided eight companies with startup or secondary financing. Prior to that he spent three years as an investment advisor and investment banker with Yorkton Securities in Vancouver, BC. Mr. Sawatsky was also a co-founder of eShipper.com and was the sole founder of North American Resort & Golf, Inc. which he transformed with the help of others into MarketU.com, a public entity on the OTC which has had profitable quarters as a corporate entity.

INFORMATION  REGARDING  THE  BOARD

The Company's Board of Directors (the "Board") does not have a compensation committee, a standing audit or nominating committees.

This is the Company's first annual meeting of shareholders since becoming a public reporting company.

The  directors  do  not  receive  any  compensation  from  the  Company.

The following table provides information on the annual compensation received by the Executive Officers and Directors of the Company:



                           Annual  Compensation  Table

                     Annual Compensation          Long Term Compensation
                    ---------------------------  -------------------------------
                                                                            All
                                          Other                            Other
                                          Annual                            Com-
                                          Com-  Restricted                  pen-
                                          pen-    Stock  Options LTIP       sa-
Name     Title      Year  Salary  Bonus  sation  Awarded SARs(#) payouts($) tion
----     -----      ----  ------  ------ ------- ------- ------- ---------  ----
Robert   Director,  2002  $    0     0      0        0      0        0        0
Sawatsky CEO,       2001  $1,500     0      0        0      0        0        0
         CFO and    2000  $8,975     0      0        0      0        0        0
         President


No officer or director of the Company received or accrued any plan, cash or non-cash compensation from the Company during the fiscal year ended March 31, 2002. While Robert Sawatsky was to make US$36,000 per annum, the Company could not afford to disburse such amount during the fiscal year 2002, as the Company was unable to sustain business operations while making such payments. The Company did however pay employees and contract workers for their work in full. Mr. Sawatsky has waived his right to recover any of his salary income unpaid by the Company up to the fiscal year ended March 31, 2002.


Options
-------

There  are  no options outstanding to any of the Company's officers or director.


           THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES.

                                   PROPOSAL 2
                                   ----------

          APPROVAL OF 1-FOR-3 REVERSE STOCK SPLIT/CONSOLIDATION OF THE
          ------------------------------------------------------------
                        COMPANY'S OUTSTANDING COMMON SHARES
                        -----------------------------------

Proposal 2 is to approve a 1-for-3 reverse split/stock consolidation whereby shareholders owning the Company's common stock will see the number of their shares held reduced to one-third its current number. This means that the 16,098,499 shares outstanding as of the record date of July 10, 2002 will be reduced to approximately 5,366,166. Approval of this reverse stock split will effectively reduce the number of shares held by each shareholder as well as the total number of shares outstanding. No changes in preferences will be made to any securities issued by the Company and the percentage of outstanding shares owned by each shareholder prior to the reverse split will remain the same. The Board believes that it would be appropriate to conduct this reverse split to raise the price for its common shares by the proportional share reduction, possibly creating more interest in the Company's stock by potential investors.

You have an opportunity to vote in favor or against this reverse stock split by checking the appropriate box on the attached proxy card. By not checking a box on the proxy card, you will be taken as voting in favor of the reverse stock split.

For the reasons described above, the board recommends a vote in favor of the reverse stock split.

                THE BOARD RECOMMENDS A VOTE IN FAVOR OF APPROVAL.

                     MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company is traded on the NASDAQ OTC Bulletin Board under the trading symbol "TLSH.OB". As of July 9, 2002, the last date on which the Common Stock was traded prior to the fixing of the record date for voting, the high and low sales prices of the Common Stock on the OTC Bulletin Board were both $.12 per share.

As  of July 10, 2002 there were 83 record holders of the Company's common stock.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The following table sets forth the high and low sales prices for our Common Stock as reported by Commodity Systems, Inc. (CSI) for the quarters presented.

                                   High               Low
                                   ----               ---
2001/2          Third Quarter*     1.49               .35
                Fourth Quarter     1.13               .15
2002/3          First Quarter       .48               .14

*Third Quarter 2001/02 only contains data for trading from November 27 to December 31, 2001.
                               SECURITY OWNERSHIP

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

To the Company's knowledge, only our President Robert Sawatsky beneficially owns more than ten percent (10%) of the outstanding shares of the Company's common stock as of July 8, 2002 or as of a date of the filing by any such person of a
Schedule 13G with the Securities and Exchange Commission ("Commission"). According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

The above information is based on 16,098,499 shares of common stock outstanding as of July 10, 2002.

SECURITY  OWNERSHIP  OF  CERTAIN  MANAGEMENT  OF  THE  COMPANY

The following table sets forth information, as of July 10, 2002, concerning the Company's common stock owned by: (i) each director; (ii) the Chief Executive
Officer and the other executive officers of the Company who earned more than $100,000 during fiscal 2002 and were serving as executive officers at the end of fiscal 2002; and (iii) all directors and officers of the Company as a group. According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

Title of         Name and address of       Amount and Nature        Percentage
Class            Beneficial Owner          of Beneficial Ownership  of Class (1)
---------        --------------------      -----------------------  ------------

Common           Carl Whiteside                    987,000 shares          6.1%
                 3878 W 10th Ave                   (non-affiliate)
                 Vancouver, B.C.
                 V6R 2G7  Canada

Common           Galen Evans                     1,200,000 shares          7.5%
                 4375 Locarno Cres.                (non-affiliate)
                 Vancouver, B.C.
                 V6R 1G2


Common           Tim Stanford                    1,050,000 shares          6.5%
                 3957 W 22nd Ave.                  (non-affiliate)
                 Vancouver, B.C.
                 V6S 1J9

Common           Georgina Wallace                1,020,000 shares          6.3%
                 1888 York Ave., Suite 606         (non-affiliate)
                 Vancouver, B.C.
                 V6J 5H8

Common           Boris Machula                   1,410,000 shares          8.8%
                 2534 MacDonald St.                (non-affiliate)
                 Vancouver, B.C.
                 V6K 3Z2

Common           Steve Livingston                1,200,000 shares          7.5%
                 (Woodward Terry)                 (non-affiliate)
                 3rd floor, P.O. Box 822
                 Caribbean Home Building
                 Mary Street, Georgetown
                 Grand Cayman, BWI

Common           Robert Sawatsky                 7,500,000 shares         46.6%
                 1450 Chestnut Street,
                 Suite 1219
                 Vancouver, B.C.
                 V6J 3K3

_______________________________
Percentage is calculated based upon 16,098,499 outstanding common shares at July 10, 2002

                                16(a) DISCLOSURE

The following persons have failed to file, on a timely basis, the identified reports required by section 16(a) of the Exchange Act since incorporation.


--------------------------------------------------------------------------------
                               Number      Transactions        Known  Failures
                               of Late     Not Timely          To File a
Name and principal position    Reports     Reported            Required Form
--------------------------------------------------------------------------------
Robert Sawastsky, Director,
President, Secretary, Treasurer    1           0                      0
--------------------------------------------------------------------------------


                              ADDITIONAL  INFORMATION

INDEPENDENT  ACCOUNTANTS

Upon appointment by the Board, Manning Elliott, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended March 31, 2002. Such financial statements can be found in the Company's 10K filed on June 3, 2002 and are incorporated by reference in this Proxy Statement.

INCORPORATION  OF  CERTAIN  DOCUMENTS  BY  REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

     (i) the Company's Registration Statement filed on Form 10-SB with the Commission on December 18, 2002;

     (ii) the Company's Annual Report filed on Form 10-KSB with the Commission on June 3, 2002;

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."

                                 ANNUAL MEETING

The 2002 Annual Meeting of Shareholders of the Company will be held at August 8, 2002 at 3:00 p.m., Pacific Daylight Time at Cane O'Neill Taylor, LLC, 2300 West Sahara Avenue, Suite 500, Las Vegas, Nevada 89102.

                                  OTHER MATTERS

The Board, as of July 25, 2002 was not aware of any matters to be presented for action at the Annual Meeting other than the approval of 1-for-3 reverse stock split/consolidation and the election of directors and do not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

A copy of the Company's 2002 Annual Report on Form 10-KSB, incorporating the Company's audited financial statements for the fiscal year ended March 31, 2002, as required to be filed with the Commission will be provided upon written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to the Secretary of the Company, Suite 101, 3235 West 4th Avenue, Vancouver, British Columbia V6K 1R8.

By Order of the Board of Directors
of Travelshorts.com, Inc.

/s/ Robert Sawatsky
_______________________________
ROBERT SAWATSKY
President

                             TRAVELSHORTS.COM, INC.
  PROXYFOR ANNUAL MEETING OF THE SHAREHOLDERS OF TRAVELSHORTS.COM INC.THIS PROXY
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert Sawatsky with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at August 8, 2002, 3 pm . Pacific
Standard  Time,  and  at  any  adjournments  thereof.
                    Please mark your votes as indicated   [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

1.  Election  of  directors:  Robert  Sawatsky.
                      FOR Election            NOT FOR Election
                       of director              of director
                         [_]                       [_]

Except  vote  withheld  from  following  nominee(s)  listed  above.

___________________________     ________________________

2.  Approval  of  1-for-3  reverse  stock  split/consolidation.
                  FOR reverse split        NOT FOR reverse split
                         [_]                       [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                Dated: __________________,  2002



___________________________     ___________________________
Signature                       Signature (for joint tenant, if applicable)



___________________________     ___________________________
Print Name                      Print Name



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